SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MIDWEST AIR GROUP, INC.
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MIDWEST AIR GROUP, INC.
6744 South Howell Avenue
Oak Creek, Wisconsin 53154
(414) 570-4000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2005

To the Shareholders of
MIDWEST AIR GROUP, INC.:

        Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Midwest Air Group, Inc. (the “Company”) will be held at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin on Wednesday, April 20, 2005 at 10:00 a.m. CDT, for the following purposes:

1.	To elect three directors to serve for a three-year term to expire at the 2008 Annual Meeting of Shareholders;

2.	To approve the Midwest Air Group, Inc. 2005 Equity Incentive Plan;

3.	To approve the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Holders of record of common stock of the Company at the close of business on March 1, 2005 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

        Your vote is very important. Whether or not you attend the Meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the proxy card in the postage-paid envelope provided (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet). You retain the right to revoke the proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the Company in open meeting or by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

By Order of the Board of Directors,
/s/ Carol N. Skornicka
Carol N. Skornicka
Senior Vice President-Corporate Affairs,
Secretary and General Counsel

Milwaukee, Wisconsin
March 23, 2005

MIDWEST AIR GROUP, INC.
6744 South Howell Avenue
Oak Creek, Wisconsin 53154

Proxy Statement for Annual Meeting of Shareholders
To Be Held on April 20, 2005

        This proxy statement is furnished beginning on or about March 23, 2005 in connection with the solicitation of proxies by the Board of Directors of Midwest Air Group, Inc. (the “Company”) to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Company, which will be held at 10:00 a.m. CDT, Wednesday, April 20, 2005 at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin and at any adjournments or postponements thereof.

        Shareholders may vote their shares in one of four ways.

        (1)       By mail. The shares of shareholders who complete and properly sign the accompanying proxy card and return it in the enclosed envelope before the Meeting will be voted as directed by such shareholder at the Meeting and any adjournments or postponements of the Meeting. The shares of a shareholder who properly signs and returns the proxy card, but does not specify how to vote, will be voted for the election of the director nominees listed below, for approval of the Midwest Air Group, Inc. 2005 Equity Incentive Plan and for the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan, except that proxy cards returned by a broker to indicate a broker non-vote will not be so voted and will not constitute a vote “for” or “against” any of the proposals.

        (2)       By telephone. Most shareholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Company’s proxy card. A large number of banks and brokerage firms are participating in a program that allows eligible shareholders to vote by telephone. If a shareholder’s bank or brokerage firm is participating in the telephone voting program, then such bank or brokerage firm will provide the shareholder with instructions for voting by telephone on the voting form. If a shareholder’s bank or brokerage firm does not provide the shareholder with a voting form, but the shareholder instead receives the Company’s proxy card, then such shareholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

        (3)       Via the Internet. Most shareholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Company’s proxy card. A large number of banks and brokerage firms are participating in a program that allows eligible shareholders to vote via the Internet. If a shareholder’s bank or brokerage firm is participating in the online voting program, then such bank or brokerage firm will provide the shareholder with instructions for voting via the Internet on the voting form. If a shareholder’s bank or brokerage firm does not provide the shareholder with a voting form, but the shareholder instead receives the Company’s proxy card, then such shareholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

        (4)       In person. Written ballots will be available from the Company’s Secretary before the Meeting commences. Shareholders whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in such shareholder’s favor, from the record holder in order to vote their shares in person at the Meeting. However, shareholders who send in their proxy cards, and also attend the Meeting, do not need to vote again unless they wish to revoke their proxy.

        Telephone and Internet voting procedures, if available, are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.

        Any shareholder (other than shareholders holding shares in “street name”) giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Company in open meeting or in writing by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. Presence at the Meeting by a shareholder who has signed a proxy does not itself revoke the proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian.

        The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on March 1, 2005. As of the record date, there were 17,470,822 shares outstanding of the Company’s common stock, par value $0.01 per share (“Common Stock”). Each share of Common Stock is entitled to one vote on each matter to come before the Meeting.

ELECTION OF DIRECTORS

        One of the Company’s current directors, James G. Grosklaus, whose term expires at the Meeting, will not stand for re-election. Upon Mr. Grosklaus terminating his services as a director, the size of the Board of Directors will be fixed at eight members, divided into three classes. One class is elected each year to serve for a term of three years. At the Meeting, holders of Common Stock will be entitled to elect three directors. Each of the five directors in the other classes will continue to serve in accordance with his or her previous election. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors (assuming a quorum is present).

        Proxies received representing Common Stock will, unless otherwise directed, be voted in favor of the election of each of the three nominees named below to serve as directors until the 2008 Annual Meeting of Shareholders and until their respective successors have qualified and been elected. Pursuant to the Company’s Bylaws, written notice of other qualifying nominations by shareholders for election to the Board of Directors must have been received by the Secretary by February 5, 2005. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

        Listed below are the names of the nominees for election to the Board of Directors at the Meeting for a three-year term and of each director of the Company whose term will continue after the Meeting, together with certain additional information concerning each such nominee and director as of March 1, 2005. As used below, the “Company” refers to Midwest Air Group, Inc. (formerly known as Midwest Express Holdings, Inc. from July 1995 through December 2003) and, for the period prior to the formation of Midwest Express Holdings, Inc. in July 1995, to Midwest Airlines, Inc. (“Midwest Airlines”), which is a wholly owned subsidiary of Midwest Air Group, Inc. The nominees are currently directors of the Company. If any of the nominees should be unable or unwilling to serve, then the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

NOMINEES FOR ELECTION AS DIRECTORS
Terms Expiring at 2008 Annual Meeting

Name	Age	Business Experience During Last Five Years	Director Since
Timothy E. Hoeksema	58	Chairman of the Board, President and Chief Executive Officer of	1983
		the Company since 1983. Director of The Marcus Corporation.
Ulice Payne, Jr	49	President of Addison-Clifton, LLC (global trade compliance	1998
		services) since 2004. President and Chief Executive Officer of
		Milwaukee Brewers Baseball Club from 2002 to 2003. Partner with
		the law firm of Foley & Lardner LLP from 1998 to 2002. Director
		of Wisconsin Energy Corporation, Badger Meter, Inc. and State
		Financial Services Corporation.
David H. Treitel	50	Chairman and Chief Executive Officer of SH&E, Inc. (aviation	1984
		consulting) since 1996. President of SH&E, Inc. from 1993 to
		1999. Equity Trustee of Lease Investment Flight Trust since 2001.
		Independent Trustee of Aircraft Finance Trust since 1999.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” ALL NOMINEES.

DIRECTORS CONTINUING IN OFFICE
Terms Expiring at 2007 Annual Meeting

Name	Age	Business Experience During Last Five Years	Director Since
John F. Bergstrom	58	Chairman and Chief Executive Officer of Bergstrom Corporation	1993
		(automobile sales and leasing) since 1974. Director of Wisconsin
		Energy Corporation, Kimberly-Clark Corporation, Sensient
		Technologies Corporation and Banta Corporation.
Frederick P. Stratton, Jr	65	Chairman Emeritus of Briggs & Stratton Corporation (engine	1988
		manufacturing). Chairman of the Board of Directors of Briggs &
		Stratton Corporation from 2001 to January 2003. Chairman and
		Chief Executive Officer of Briggs & Stratton Corporation from
		1986 to 2001 (retired as Chief Executive Officer 2001). Director
		of Baird Funds, Inc., Weyco Group, Inc. and Wisconsin Energy
		Corporation.

DIRECTORS CONTINUING IN OFFICE
Terms Expiring at 2006 Annual Meeting

Name	Age	Business Experience During Last Five Years	Director Since
Samuel K. Skinner	66	Retired since 2003. Chairman, President and Chief Executive	1998
		Officer of USFreightways Corporation (transport) from 2000 to
		2003. Co-Chairman of the law firm Hopkins & Sutter from 1998 to
		2000. Director of Navigant Consulting, Inc., Diamond Cluster
		Inc., APAC Customer Services, Inc., DADE Behring, Inc., Express
		Scripts, Inc. and Click Commerce, Inc.
Elizabeth T. Solberg	65	Regional President and Senior Partner of Fleishman-Hillard Inc.	2001
		(public relations) since 1998. Director of Ferrellgas, Inc.,
		which is the general partner of Ferrellgas Partners, L.P.
Richard H. Sonnentag	64	Managing partner of Cobham Group LP (investment partnership)	1997
		since 1994. Private investor since 1990. Director of Midwest
		Airlines from 1983 to 1990.

Independence, Meetings, Committees, Governance Documents and Communications with Board

Independence and Meetings

        The Company’s Board of Directors has affirmatively determined that all of the Company’s directors (other than Mr. Hoeksema) are “independent” as defined in the corporate governance listing standards of the New York Stock Exchange (“NYSE”) because they meet the categorical standards of independence adopted by the Board as (set forth below) and have no other material relationships with the Company, and that Messrs. Sonnentag, Grosklaus and Payne meet the additional independence standards for Audit Committee members. The Board’s Audit, Compensation, and Board Affairs and Governance committees are comprised solely of independent directors. The categorical standards of independence adopted by the Board are set forth below.

1.	No officer or employee of the Company, nor any immediate family member of any officer or employee of the Company, qualifies as an independent director. In addition, no director who is a former employee of the Company qualifies as independent until three years after the employment has ended, except that employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent after such employment.

2.	No director who has received, or has an immediate family member who has received, more than $100,000 per year in direct compensation from the Company qualifies as an independent director until three years after he or she ceases to receive more than that amount. The following types of consideration are not considered: (1) director and committee fees; (2) pension and other deferred compensation for prior service if such compensation is not contingent in any way on continued service; (3) compensation paid to the director for former service as interim Chief Executive Officer or interim Chairman of the Board; and (4) compensation paid to an immediate family member for service as a non-executive officer of the Company.

3.	No director who is, or in the past three years has been, affiliated with or employed by a present or former auditor of the Company (or whose immediate family member has been so affiliated or employed) qualifies as independent until three years after the end of either the affiliation or the auditing relationship.

4.	No director qualifies as independent if he or she is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

5.	No director qualifies as independent if he or she is, or in the past three years has been, an executive officer or employee of another company (or if an immediate family member of the director is an executive officer of such a company) and the payments made by the Company to, or received by the Company from, the other company account for the greater of $1 million or 2% of the other company’s consolidated gross revenues.

        The Company’s Board of Directors held four in-person meetings and eight telephonic meetings in 2004. Each director attended at least 75% of the meetings of the Board of Directors and committees on which he or she serves. It is the Company’s policy that its directors use their best efforts to attend (either in person or by telephone) all of the Board of Directors meetings, committee meetings, and annual and special shareholders’ meetings. Eight out of 10 of the directors then serving attended the Company’s 2004 Annual Meeting of Shareholders in person.

        The Company requires its non-management directors to meet in executive session at the end of each regularly scheduled Board of Directors meeting, not including routine telephonic meetings, and at such other times as any of the non-management directors determine necessary or appropriate. The chairpersons of the Audit Committee, the Compensation Committee, and the Board Affairs and Governance Committee alternate as the presiding director of the executive sessions of the non-management directors.

Committees

        The Board of Directors has four standing committees: an Audit Committee, a Board Affairs and Governance Committee, a Compensation Committee and an Executive Committee.

        Audit Committee. The Audit Committee, which in 2004 met four times in person and eight times on regularly scheduled telephone calls, currently consists of Messrs. Sonnentag (Chairman), Grosklaus and Payne. The Company’s Board of Directors has determined that Mr. Sonnentag qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). As noted above, Mr. Grosklaus is not standing for re-election. The Company has not yet appointed a replacement member of the committee to serve following the Meeting. The Audit Committee exercises the powers of the Board of Directors in connection with the Company’s accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and the Company’s internal audit function and independent registered public accountants.

        Board Affairs and Governance Committee. The Board Affairs and Governance Committee (formerly known as the Board Affairs and Nominating Committee), which met three times in 2004, currently consists of Messrs. Treitel (Chairman) and Skinner and Ms. Solberg. The Board Affairs and Governance Committee recommends nominees for the Company’s Board of Directors and reviews qualifications, compensation and benefits for the Board of Directors, and other matters relating to the Board.

        The Board of Directors has delegated the identification, recruitment and screening of director candidates for shareholder election to the Board Affairs and Governance Committee. In identifying and evaluating nominees for director, the Board Affairs and Governance Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is composed of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. The Board Affairs and Governance Committee evaluates each candidate on a case-by-case basis regardless of who recommended the nominee based on the director expectations and qualifications set forth in the Company’s Corporate Governance Guidelines. In addition, the Board Affairs and Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.”

        In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board Affairs and Governance Committee takes into account all factors it considers appropriate, which may include leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Board Affairs and Governance Committee believes that all directors must possess the following specific qualities and skills:

•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.
•	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.
•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.
•	A director should have demonstrated the ability to work well with others.

        The Board Affairs and Governance Committee maintains a list of potential directors who may satisfy these criteria and who the Committee believes may be qualified to serve on the Board. The Committee also solicits nominations from the Board of Directors. The Board Affairs and Governance Committee assesses the performance of each director whose term is expiring to determine whether he or she should be nominated for re-election. The Board Affairs and Governance Committee may retain resources including a director search firm to assist in the identification, recruitment and screening of director candidates.

        The Board Affairs and Governance Committee will consider persons recommended by shareholders to become nominees for election as directors. Shareholders should send their written recommendations for director nominees to the Board Affairs and Governance Committee in care of the Secretary of the Company, together with appropriate biographical information concerning each proposed nominee, subject to the requirements described below.

        The Company’s Bylaws set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of an intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Company’s Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not less than 45 days nor more than 70 days prior to the first annual anniversary of the date set forth on the Company’s proxy statement for the immediately preceding annual meeting as the date the Company first mailed the definitive proxy materials. Accordingly, to bring a nomination before the 2006 Annual Meeting, the nomination must be received by the Secretary between January 12, 2006 and February 6, 2006.

        Compensation Committee. The Compensation Committee, which met two times in 2004, plus one telephonic conference call, consists of Messrs. Bergstrom (Chairman) and Stratton. The Compensation Committee establishes all forms of compensation for the officers of the Company, administers the Company’s benefit plans for officers and employees, reviews and recommends officer selection, responds to SEC requirements on Compensation Committee reports, and performs other functions relating to officer succession and compensation.

        Executive Committee. The Executive Committee, which did not meet in 2004, consists of Messrs. Hoeksema (Chairman), Bergstrom and Stratton. The Executive Committee exercises the full authority of the Board of Directors in the management of the business affairs of the Company to the extent permitted by law or not otherwise limited by the Board of Directors.

Availability of Certain Corporate Governance Documents

        The Company has available on its Web site at www.midwestairlines.com its Code of Business Conduct; Corporate Governance Guidelines; and charters for the Audit, Board Affairs and Governance Committee, and Compensation Committee. All of these documents are also available in print upon written request to the Director of Investor Relations of the Company at 6744 South Howell Avenue, Oak Creek, WI 53154. The Company is not including the information contained on or available through its Web site as a part of, or incorporating such information by reference into, this proxy statement.

Communications with Board of Directorsu

        Shareholders may communicate with the Board of Directors by writing to the Board of Directors in care of the Secretary of the Company (or, at the shareholder’s option, to a specific director).

Midwest Air Group, Inc. Board of Directors c/o Secretary of the Company 6744 South Howell Avenue Oak Creek, WI 53154

        The Secretary will ensure that this communication (assuming it is properly marked to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be.

        The Company has established a confidential hotline for Company personnel and third parties to report violations of law and questionable accounting and auditing practices. Concerns reported on the hotline are received directly by the chairman of the Audit Committee of the Board of Directors. Callers may request a personal response from the chairman or they may remain anonymous. All concerns will be handled confidentially. The hotline number is 800-596-5429.

Director Compensation

        In 2004, all directors who are not employees of the Company, any of the Company’s subsidiaries or any 10% or greater shareholder of the Company (“Non-employee Directors”) were paid an annual retainer of $25,000 per year, half payable in cash and half in Common Stock, and received a fee of $2,000 for each Board meeting they attended, $1,000 for each committee meeting they attended and $500 for each telephonic Board or committee meeting they attended. In 2004, the annual retainer for the Chair of the Audit Committee was an additional $5,000 and the annual retainer for all other committee chairs was an additional $2,500. The 1995 Stock Plan for Outside Directors, as amended (the “1995 Director Plan”) allows each Non-employee Director to defer the receipt of fees for purposes of deferring recognition of income for tax purposes. Such deferral may be made to a share account for Common Stock granted under the 1995 Director Plan or to a cash account for those fees payable, at the director’s election, in cash. Such deferred fees (i) will be treated as invested in Common Stock, and ultimately will be paid in Common Stock, to the extent such fees would have been paid in Common Stock, or (ii) will otherwise earn a return at market rates. The directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. To encourage directors to stay well informed about the Company’s operations and service levels, the Board adopted a Director Travel Policy. Pursuant to the Director Travel Policy, each outside director and his or her spouse and dependent children are (a) eligible to purchase airline tickets at a price equal to the lowest fare structure for a specified flight and (b) entitled to one free roundtrip ticket per six-month period, in each case, subject to seat availability at the time of reservation.

EXECUTIVE OFFICERS

The executive officers of the Company as of March 1, 2005, together with their ages, positions and business experience for the past five years are:

NAME	AGE	POSITION
Timothy E. Hoeksema	58	Chairman of the Board, President, Chief Executive Officer and Director
Curtis E. Sawyer	53	Senior Vice President and Chief Financial Officer
David C. Reeve	59	Senior Vice President-Operations
Carol N. Skornicka	63	Senior Vice President-Corporate Affairs, General Counsel and Secretary
Christopher I. Stone	54	Senior Vice President-Human Resources
Scott R. Dickson	51	Senior Vice President and Chief Marketing Officer
Dennis J. O'Reilly	49	Treasurer and Director of Investor Relations
James P. Rankin	41	Senior Vice President and General Manager, Midwest Airlines Saver Service

Timothy E. Hoeksema has been a director, chairman of the board, president and chief executive officer of the Company since 1983.

Curtis E. Sawyer was appointed senior vice president and chief financial officer in September 2004. Before joining the Company, he served as vice president and chief financial officer of Memphis, Tenn.-based Pinnacle Airlines, Inc. operating as Northwest Airlink, from 1997 to August 2004.

David C. Reeve has served as senior vice president of operations of the Company since 1998 and has served as chairman of the board of Skyway Airlines, Inc. (d/b/a Midwest Connect) since 1999. He served as president of Skyway Airlines, Inc. from 1997 to 2000.

Carol N. Skornicka has served as senior vice president of corporate affairs, secretary and general counsel of the Company since 1998.

Christopher I. Stone was appointed senior vice president of human resources in 2000. Before joining the Company, he served Hewitt Associates, a human resources consulting firm, as senior consultant from 1994 to 2000.

Scott R. Dickson was appointed senior vice president and chief marketing officer in January 2005. Before joining the Company, he served as president of Airline Partner Services, Inc., a firm that provides marketing and management services to airlines serving the Americas, from 2003 to January 2005; as chairman, president and chief executive of Vanguard Airlines, Inc. from 2001 to 2003 (in July 2002, Vanguard Airlines filed a Chapter 11 proceeding, and the assets of the airline were liquidated); and as vice president of planning and revenue management for Grupo TACA, an airline servicing North, Central and South America, from 1998 to 2001.

Dennis J. O’Reilly has served as treasurer and director of investor relations since 1999. Mr. O’Reilly served as assistant treasurer from 1996 to 1999.

James P. Rankin was appointed senior vice president and general manager, Midwest Airlines Saver Service in July 2003. He has also served as president and chief executive officer of Skyway Airlines, Inc. since January 2001 and as assistant chief pilot for Midwest Airlines from 1999 to 2000.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

        The following table sets forth, as of February 18, 2005 (unless otherwise indicated), the number of shares of Common Stock beneficially owned by (i) each director of the Company (including the nominees), (ii) each of the executive officers named in the Summary Compensation Table set forth below (other than Thomas J. Vick, who passed away in 2004), (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock. Except as otherwise indicated, persons listed have sole voting and investment power over shares beneficially owned.

Name of Beneficial Owner	Shares	Percent of Class
Timothy E. Hoeksema	771,272 (1)(2)	4.3%
David C. Reeve	146,870 (1)(2)	*
Carol N. Skornicka	169,836 (1)(2)	*
Christopher I. Stone	81,217 (1)(2)	*
James P Rankin	62,055 (1)(2)	*
John F. Bergstrom	32,704 (3)(4)	*
James G. Grosklaus	14,914 (5)	*
Ulice Payne, Jr.	3,946	*
Samuel K. Skinner	11,002 (4)	*
Elizabeth T. Solberg	4,824 (4)	*
Richard H. Sonnentag	24,282 (6)	*
Frederick P. Stratton, Jr.	52,877 (4)	*
David H. Treitel	13,935 (4)	*
All directors and executive officers	1,474,333 (1)(2)(4)	7.9%
as a group (17 persons)
FMR Corp.	1,699,000 (7)	9.7%
82 Devonshire Street
Boston, MA 02109
Heartland Advisors, Inc.	1,635,000 (8)	9.4%
and William J. Nasgovitz
789 North Water Street
Milwaukee, WI 53202
Dimensional Fund Advisors Inc.	1,414,839 (9)	8.1%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
PRIMECAP Management Company	1,200,100 (10)	6.9%
225 South Lake Avenue #400
Pasadena, CA 91101
Vanguard Horizon Funds and Vanguard	1,073,000 (11)	6.1%
Capital Opportunity Fund
100 Vanguard Blvd
Malvern, PA 19355

Name of Beneficial Owner	Shares	Percent of Class
T. Rowe Price Associates, Inc.	956,500 (12)	5.4%
100 East Pratt Street
Baltimore, MD 21202

* Less than one percent.

(1)	Includes shares of Common Stock in which the person or persons noted had an interest under the Midwest Airlines Savings & Investment Plan as of December 31, 2004. Such plan’s Common Stock fund is a unitized account that is invested in Common Stock and in liquid funds. As of a given date, each participant with an investment in the stock fund has a number of share units, and the participant’s interest in Common Stock depends upon the aggregate number of shares of Common Stock held in the stock fund as of that date. Thus, each participant has voting rights with respect to share units based upon the aggregate number of shares held in the stock fund as of the record date for a shareholders’ meeting. Each participant has the ability to divest share units through intraplan transfers.

(2)	Includes shares of Common Stock that may be purchased under currently exercisable stock options within 60 days of the record date, as follows: Mr. Hoeksema, 626,800 shares; Mr. Stone, 81,000 shares; Mr. Reeve, 146,800 shares; Ms. Skornicka, 169,300 shares; Mr. Rankin, 61,000 shares and all directors and executive officers as a group, 1,167,350 shares.

(3)	Mr. Bergstrom shares voting and investment control over 1,745 shares that are held in trust for the benefit of Mr. Bergstrom’s children.

(4)	Includes shares of Common Stock the receipt of which has been deferred by certain Non-employee Directors pursuant to the Director Plan, as follows: Mr. Bergstrom, 8,459 shares; Mr. Skinner, 9,850 shares; Ms. Solberg, 4,824 shares; Mr. Stratton, 12,877 shares; and Mr. Treitel, 12,810 shares.

(5)	Includes 6,323 shares of Common Stock held by Mr. Grosklaus’ wife.

(6)	Includes 2,475 shares of Common Stock held by the Cobham Group LP, a limited partnership for which Mr. Sonnentag serves as the general partner and a limited partner.

(7)	As reported to the Securities and Exchange Commission on Schedule 13G, FMR Corp., Edward C. Johnson III and Abigail P. Johnson have sole dispositive power over 1,699,000 shares as of December 31, 2003.

(8)	As reported to the Securities and Exchange Commission on Schedule 13G, Heartland Advisors, Inc. and William J. Nasgovitz have shared voting power over 1,585,000 shares and shared dispositive power over 1,635,000 shares as of December 31, 2004.

(9)	As reported to the Securities and Exchange Commission on Schedule 13G, Dimensional Fund Advisors Inc. has sole voting power over 1,414,839 shares and sole dispositive power over 1,414,839 shares as of December 31, 2004.

(10)	As reported to the Securities and Exchange Commission on Schedule 13G, PRIMECAP Management has sole voting power over 103,700 shares and sole dispositive power over 1,200,100 shares as of March 31, 2004.

(11)	As reported to the Securities and Exchange Commission on Schedule 13G, Vanguard Horizon Funds and Vanguard Capital Opportunity Fund have sole voting power over 1,073,000 shares as of December 31, 2004.

(12)	As reported to the Securities and Exchange Commission on Schedule 13G, T. Rowe Price Associates has sole voting power over 130,400 shares and sole dispositive power over 956,500 shares as of December 31, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid by the Company for each of the Company’s last three years to the Company’s chief executive officer and each of the Company’s four other most highly compensated executive officers who made in excess of $100,000 in 2004; and a former executive officer whose compensation was in excess of $100,000 in 2004 and would have been included in the table but for the fact he was not serving at the end of the fiscal year (collectively, the “named executive officers”), for services rendered in all capacities to the Company at any time during such periods.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Securities Underlying Options (#) (2)	All Other Compensation ($) (3)
Timothy E. Hoeksema	2004	$374,746	$ 0	$0	72,000	$36,460
Chairman of the Board,	2003	285,000	25,811	0	72,000	37,277
President and Chief Executive	2002	330,000	25,803	0	72,000	42,063
Officer
David C. Reeve	2004	174,620	0	0	20,000	16,036
Senior Vice	2003	142,500	3,385	0	20,000	13,061
President-Operations	2002	171,000	3,385	0	23,000	15,272
Carol N. Skornicka	2004	171,556	0	0	20,000	13,606
Senior Vice President-	2003	139,576	7,336	0	20,000	10,666
Corporate Affairs, Secretary	2002	167,496	7,333	0	23,000	12,776
and General Counsel
Christopher I. Stone	2004	163,873	0	0	20,000	10,262
Senior Vice President-	2003	133,926	0	0	20,000	11,197
Human Resources	2002	160,596	0	0	23,000	12,869
Thomas J. Vick	2004	161,529	0	0	20,000	5,950
Senior Vice President and	2003	153,485	0	0	20,000	5,143
Chief Marketing Officer	2002	214,173	0	0	23,000	13,640
James P. Rankin	2004	159,661	0	0	20,000	4,089
Senior Vice President and	2003	113,562	0	0	20,000	2,839
General Manager, Midwest	2002	135,000	0	0	23,000	2,231
Airlines Saver Service

(1)	The control measures and the Company’s failure to meet the minimum operating income performance threshold in 2004 resulted in no bonus awards being payable with respect to 2004 performance. The 2003 bonus payout represented payment from the Annual Incentive Plan award bank generated by 1998 performance and paid for the 2002 Plan year.

(2)	Represents options granted under the Midwest Express Holdings, Inc. 1995 Stock Option Plan.

(3)	The amounts shown for 2004 consist of Midwest Airlines’ contributions under: (i) the Midwest Express Airlines, Inc. Retirement Account Plan (Mr. Hoeksema – $14,667, Mr. Reeve – $12,660, Ms. Skornicka – $12,953, Mr. Stone – $9,832, Mr. Vick – $5,899 and Mr. Rankin – $1,067); (ii) other supplemental retirement arrangements (Mr. Hoeksema – $16,743, Mr. Reeve – $3,376, Ms. Skornicka – $153, Mr. Vick – $51 and Mr. Rankin – $3,000); and (iii) professional services paid and other taxable income (Mr. Hoeksema – $5,050, Ms. Skornicka – $500, Mr. Stone – $430 and Mr. Rankin – $22).

Option Grants in 2004

        The following table presents certain information as to grants of options to purchase Common Stock made to each of the named executive officers during 2004 pursuant to the Midwest Express Holdings, Inc. 1995 Stock Option Plan (the “Option Plan”).

	Individual Grants of Common Stock (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Grant Term (2)
Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Expiration Date	At 5% Annual Growth Rate	At 10% Annual Growth Rate
Timothy E. Hoeksema	72,000	11.6%	$4.21	2/18/14	$190,631	$483,095
David C. Reeve	20,000	3.2	4.21	2/18/14	52,953	134,193
Carol N. Skornicka	20,000	3.2	4.21	2/18/14	52,953	134,193
Christopher I. Stone	20,000	3.2	4.21	2/18/14	52,953	134,193
Thomas J. Vick	20,000	3.2	4.21	2/18/14	52,953	134,193
James P. Rankin	20,000	3.2	4.21	2/18/14	52,953	134,193

(1)	The options to purchase Common Stock reflected in the table (which are nonstatutory stock options for purposes of the Internal Revenue Code of 1986, as amended (the “Code”)) were granted effective February 18, 2004 and vest 30% on the first anniversary of the date of grant, another 30% on the second anniversary of the date of grant, and the final 40% on the third anniversary of the date of grant. The options are subject to early vesting in the case of the optionee’s death, disability or retirement, or a change of control (as defined in the Option Plan) of the Company.

(2)	This presentation is intended to disclose the potential value that would accrue to the optionee if the options were exercised the day before they would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the SEC regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

Aggregated Option Exercises in 2004 and Year-End Option Values

        None of the named executive officers exercised options to acquire Common Stock during 2004. The following table sets forth information regarding the year-end value of unexercised options held by such officers under the Option Plan.

Option Values as of December 31, 2004

	Number of Securities Underlying Unexercised Options at December 31, 2004	Value of Unexercised in-the-Money Options at December 31, 2004 (1)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Timothy E. Hoeksema	554,800/151,200	$0/0
David C. Reeve	125,600/43,200	0/0
Carol N. Skornicka	148,100/43,200	0/0
Christopher I. Stone	59,800/43,200	0/0
Thomas J. Vick	83,000/0	0/0
James P. Rankin	39,800/43,200	0/0

(1)	The dollar values are calculated by determining the difference between the fair market value of the underlying stock as of December 31, 2004, which was $2.91, and the exercise price of the options.

Agreements with Named Executive Officers

        The Company has agreements with Mr. Hoeksema, Mr. Rankin, Mr. Reeve, Ms. Skornicka and Mr. Stone that provide that each such officer is entitled to benefits if, after a change in control (as defined in the agreements) of the Company, such officer’s employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the agreements), or (ii) termination by the officer following the first anniversary of the change in control or due to a breach of the agreement by the Company or a significant adverse change in the officer’s responsibilities. In general, the benefits provided are: (a) a cash termination payment one to three times the sum of the executive officer’s annual salary and highest annual bonus during the three years before the termination, (b) continuation of equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect at the time of termination, (c) supplemental pension benefits and (d) outplacement services. Each agreement provides that, if any portion of the benefits, under the agreement or under any other agreement, would constitute an “excess parachute payment” for purposes of the Code, benefits are reduced so that the executive officer is entitled to receive $1 less than the maximum amount that such officer can receive without becoming subject to the 20% excise tax imposed by the Code, or which the Company may pay without loss of deduction under the Code.

Board Compensation Committee Report on Executive Compensation

Background

        The Compensation Committee of the Board of Directors (the “Compensation Committee”) has responsibility to establish the compensation and benefits for officers of the Company, among others.

        A key objective of employee compensation is to ensure that a company delivers compensation that is sufficient to attract and retain qualified employees. Thus, as part of its compensation strategy, the Company identifies its competitors for executive and other employee talent and positions itself relative to the compensation those competitors provide. The Company’s competitors for personnel are primarily others in the airline industry and general industry. However, it is difficult to determine where the Company should position itself with respect to compensation relative to airline competitors because there are no airlines of the same size, sales volume and strategy. Therefore, the Compensation Committee utilizes a number of non-industry-specific sources of data to ensure it maintains a competitive position not just with the airline industry but with other service-related industries as well. While the Compensation Committee continues to survey the airline industry, the Compensation Committee also surveys other relevant service industries and industry in general.

        The Compensation Committee also believes executive officers must be accountable for their compensation based on individual and Company performance, and general economic as well as industry conditions, using the following framework:

1.	As in the past, the Company should continue to work to align the total compensation of its employees with industry and contemporary pay practices in general, while maintaining a cost structure that will allow the Company to be successful over the long term.
2.	The Company must create and maintain compensation structures that attract and retain a high quality work force.
3.	The Company’s total compensation must recognize and reward employees for their contributions to the Company’s success.
4.	Compensation must align the interests of employees with those of the Company’s shareholders.

        The Company is a regular participant in three airline industry surveys. An Air Conference survey presents information concerning salary, benefits and work rules relating to 20 member carriers. This survey is primarily directed at line employee groups (pilots, flight attendants, customer service and reservations representatives, mechanics, inspectors, dispatchers, aircraft cleaners, etc.). The Company also participates in the Salary Information Retrieval System survey conducted by Organization Resources Counselors, Inc. This survey, which is updated semi-annually, includes major and national airlines. It focuses on management, office and some line positions. The Company participates in a third airline industry compensation survey for executive management conducted by Organizational Concepts International (OCI). The OCI study is updated annually and includes carriers the Company’s size and larger. The Company also relies on available market information regarding competitive compensation practices for positions that are not specific to the airline industry.

        In 2004, for purposes of setting compensation for officers, the Company utilized current market survey data collected by Watson Wyatt Data Services and William M. Mercer in their Top Management Compensation Survey and their Executive Compensation Survey, respectively. These surveys provide data on average salaries (and percentiles), short-term bonus eligibility and level of payment, and long-term bonus eligibility. These surveys provide general, all-industry data summaries as well as industry-specific summaries.

        The Company also collected compensation data from the EDGAR database of the U.S. Securities and Exchange Commission. This database provides access to proxy statements of all publicly traded companies, which include information regarding executive compensation that those companies paid. The Company used the database to collect compensation data relating to other airlines whose revenue was the same as or greater than the Company’s for analysis and comparison.

        Based on the surveys and the results of the Company’s analysis of other airlines’ executive compensation, the Compensation Committee concluded that compensation for the Company’s officers in 2004 was in need of adjustment given the Company’s size and the levels of executive compensation paid in the airline industry and industry in general.

2004 Compensation

        Base Salary. The Compensation Committee evaluated each executive’s position relative to market rates as reflected in the information described above and established a base salary range for each position based on that evaluation. The Compensation Committee determined market value for positions by analyzing the amount that other employers pay for experienced employees in comparable positions, using available specific data regarding other employers’ pay practices and market survey data, and setting market values for the Company’s positions based upon this analysis. In considering information concerning other employers’ pay practices, the Compensation Committee did not factor in the performance of those employers. Using the midpoint for each position, the Compensation Committee approved a salary range for each executive officer position where the minimum salary was 20% below the midpoint and the maximum salary was 20% above the midpoint. For each individual executive officer, the Compensation Committee established a base salary within the established range based upon an individual’s experience, length of service in the position and, most importantly, performance. During 2004, the Company did not adjust base salary midpoints; however, actual base salaries for executive officer positions were adjusted by 3% beginning July 1, 2004.

        Incentive Payments. Incentive pay is an integral part of the Company’s compensation program. Such payments provide employees with appropriate incentives to reach higher levels of performance, to attract and retain high quality employees, and to provide the Company with a means to deliver additional compensation to high-performing employees without increasing base compensation and “fixed” costs.

        The Company delivers incentive compensation to executive officers and senior management through the Company’s Annual Incentive Plan (the “Plan”), which the Compensation Committee administers. The Plan provides incentives to create additional shareholder value, or “Shareholder Value Added,” which is a dollar amount equal to the excess of net operating profit after tax over a calculated cost of the capital employed. Target Awards under the Plan may focus on corporate Shareholder Value Added, subsidiary Shareholder Value Added and/or individual performance measures that drive shareholder value as determined by the Compensation Committee.

        Under the Plan for 2004, the Compensation Committee approved for each eligible employee an annual incentive Target Award that was a percentage of the base salary midpoint for the employee’s position. The Target Awards for executive officers ranged from 30% to 100% of an officer’s midpoint. The Target Award percentages were competitive with respect to airline industry and applicable broader industry practice. The Annual Incentive Plan does not provide for a maximum award; however, to provide an incentive for executives to remain with the Company, the plan specifies that any awards earned in excess of an employee’s Target Award are credited to an account for the participant in an “award bank.” A participant’s balance in the award bank is subject to forfeiture, and one-third of the balance is payable in each of the following three years, assuming continued employment.

        For the Company’s executive officers for 2004, the Compensation Committee set 100% of budgeted operating income as the minimum incentive earnings level as the primary performance criterion used to determine the amount that could be paid to each officer. Awards were subject to control measures that prohibited awards in the event the Company failed to meet the minimum operating income threshold established under the Company’s Savings and Investment (401(k)) Plan. Awards were also subject to control measures that gave the Compensation Committee the discretion to take into account unusual Company or industry conditions or events, and any failure to achieve cost reduction goals. These control measures and the Company’s failure to meet the minimum Shareholder Value Added and budgeted operating income thresholds in 2004 resulted in no awards being payable with respect to 2004 performance. However, pursuant to an offer letter related to the hiring of Mr. Sawyer, Mr. Sawyer received a guaranteed payout under the Annual Incentive Plan of $75,000 for the 2004 fiscal year, despite the Company’s failure to meet the minimum Shareholder Value Added and budgeted operating income thresholds in 2004.

        Long-term Compensation. The Compensation Committee relies on the Option Plan (or any replacement or similar plan) to provide long-term incentives to executive officers and senior management and to align their interests with those of shareholders. For 2004, the Compensation Committee approved option awards to executive officers and certain members of senior management, with the sizes of the awards determined relative to the scope of the position and market data without taking into account options previously granted or an officer’s shareholdings. All options were granted at fair market value as of the date of grant pursuant to the terms of the Option Plan approved by shareholders.

        Other Compensation. Other elements of compensation for executive officers include a 401(k) retirement account savings plan with a Company match feature (up to a maximum of $5,250), a defined contribution plan and a supplemental benefit plan. The Compensation Committee has determined that these elements and their terms are consistent with competitive practice.

Chief Executive Officer Compensation

        The Compensation Committee determined that Mr. Hoeksema’s performance in his position has been outstanding given the general economic conditions and the conditions in the airline industry. The Compensation Committee granted a 3% base salary increase in 2004 taking Mr. Hoeksema’s base salary rate to $370,800, an amount below the base salary range midpoint the Compensation Committee previously established for his position, but within the previously established range. The change was effective July 1, 2004. Mr. Hoeksema’s annual incentive Target Award under the Annual Incentive Plan for 2004 represented 100% of his base salary midpoint. As noted above, no award was payable based on 2004 Company performance. In 2004, Mr. Hoeksema received options to purchase 72,000 shares on the basis described above.

Section 162(m) Limitations

        Under Section 162(m) of the Code, the tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based on performance objectives meeting certain acceptable criteria or is otherwise excluded from the limitation. The Compensation Committee intends to qualify a sufficient amount of compensation to its executive officers so that Section 162(m) of the Code will not adversely impact the Company.

        The foregoing report has been approved by all members of the Compensation Committee.

The Compensation Committee
John F. Bergstrom, Chairman
Frederick P. Stratton, Jr.

AUDIT COMMITTEE REPORT

        In accordance with its written Charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures, and internal controls and procedures rests with management, with the Company’s independent auditors responsible for auditing the Company’s financial statements.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s responsibilities and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risk.

        The Audit Committee discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

        The Audit Committee reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2004 with management and the independent auditors. Additionally, the Audit Committee reviewed management’s evaluation of the effectiveness of the Company’s internal control over financial reporting with management, including a discussion of the conclusion reached by management. Management has the responsibility for the preparation of the Company’s consolidated financial statements, and the independent auditors have the responsibility for the examination of those financial statements.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

        The foregoing report has been approved by all members of the Audit Committee.

The Audit Committee
Richard H. Sonnentag, Chairman
James G. Grosklaus
Ulice Payne, Jr.

PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on Common Stock for the period beginning December 31, 1999 and ending December 31, 2004, with the cumulative total return of the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the AMEX Airlines Index based on the closing value of each index beginning December 31, 1999 and ending December 31, 2004. The graph assumes investments of $100 on December 31, 1999 in Common Stock of the Company at its closing price of $31.88 per share on December 31, and the S&P 500 Index and the AMEX Airlines Index at their respective December 31, 1999 closing prices. Any dividends are assumed to be reinvested.

MIDWEST AIR GROUP, INC.
Relative Market Performance

December 31, 1999 to December 31, 2004

	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04
Midwest Air Group, Inc.	$100.00	$ 46.08	$45.80	$16.78	$13.21	$ 9.31

AMEX Airlines Index (1)	100.00	110.09	57.33	25.28	39.99	39.15

S&P 500 Index	100.00	89.86	78.14	59.88	75.68	82.49

(1)	The AMEX Airlines Index consists of AirTran Holdings, Inc., Alaska Airlines, Inc., AMR Corporation, Continental Airlines, Inc., Delta Air Lines, Inc., ExpressJet Holdings, Inc., JetBlue Airways Corporation, Northwest Airlines, Inc., Skywest, Inc. and Southwest Airlines Co.

APPROVAL OF THE MIDWEST AIR GROUP, INC.
2005 EQUITY INCENTIVE PLAN

General

        On February 16, 2005, the Board of Directors adopted, subject to shareholder approval at the Meeting, the Midwest Air Group, Inc. 2005 Equity Incentive Plan (the “2005 Equity Plan”). The purposes of the 2005 Equity Plan are:

•	To attract, retain and reward individuals who serve as key employees and consultants. In order to maintain its competitive advantage against other airlines, the Board of Directors believes the ability to grant awards under the 2005 Equity Plan will serve as a crucial tool in attracting and retaining those key individuals whose talent and leadership will benefit the Company and its shareholders.
•	To increase shareholder value by offering participants the opportunity to acquire shares of Common Stock or receive monetary payments based on the value of such Common Stock. By providing stock-based awards to the Company’s key employees and consultants, the Board of Directors believes those individuals will be provided an incentive to increase shareholder value.

        The Company currently has in effect the Midwest Express Holdings, Inc. 1995 Stock Option Plan, as amended (the “1995 Plan”). As of December 31, 2004, 128,011 shares of Common Stock remained available for the granting of additional awards under the 1995 Plan. The 1995 Plan is scheduled to expire on September 27, 2005. Upon shareholder approval of the 2005 Equity Plan, the 1995 Plan will terminate and no new awards will be granted under the 1995 Plan, although awards granted under such plan and still outstanding will continue to be subject to all terms and conditions of such plan.

        The material features of the 2005 Equity Plan are described briefly below. A copy of the 2005 Equity Plan is attached as Appendix A.

Highlights of the 2005 Equity Plan

•	Will be administered by a committee of independent directors
•	Permits the grant of stock options, stock appreciation rights and restricted stock to key employees and consultants
•	Limits the number of awards that the committee may grant to any one participant
•	Limits the number of shares that may be granted as restricted stock to 400,000 shares
•	Prohibits discounted stock options or stock appreciation rights from being granted and prohibits repricing of stock options or stock appreciation rights
•	Generally provides that awards will vest over a three-year period
•	Requires shareholder approval for any material increase in the number of shares reserved under the 2005 Equity Plan, any increase in the per-participant award limits, any material increase in the limits on Incentive Stock Options or restricted stock, or any change to the provision that prohibits repricing
•	Reserves 1,000,000 shares for awards

Administration

        The Compensation Committee, or a successor committee of independent directors with the same or similar authority, of the Board of Directors (the “Equity Plan Committee”) will administer the 2005 Equity Plan. The Equity Plan Committee is comprised solely of directors each of whom is:

•	a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and

•	an "outside director" under Internal Revenue Code Section 162(m).

        The Equity Plan Committee has full discretionary authority to administer the 2005 Equity Plan, including but not limited to the authority to (1) interpret the provisions of the 2005 Equity Plan; (2) prescribe, amend and rescind rules and regulations relating to the 2005 Equity Plan; (3) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any award or agreement under the 2005 Equity Plan; and (4) make all other determinations necessary or advisable for the administration of the 2005 Equity Plan.

Eligibility

        The Equity Plan Committee may grant awards under the 2005 Equity Plan to any officer or other key employee of the Company or its affiliates, any individual that the Company or any of its affiliates has engaged to become an officer or key employee, and any consultant who provides services to the Company or any of its affiliates. As of February 18, 2005, there were 14 officers, 27 key employees (not including officers) and no consultants eligible to participate in the 2005 Equity Plan.

Types of Awards

        The 2005 Equity Plan authorizes the Equity Plan Committee to grant stock options, stock appreciation rights and restricted stock, whether granted alone or in addition to, in tandem with, or in substitution for any other award.

        Stock Options. The Equity Plan Committee may grant either non-qualified stock options or incentive stock options to eligible participants on the terms and conditions it prescribes, provided that the Equity Plan Committee may only grant incentive stock options to employees of the Company or its subsidiaries. All incentive stock options must comply with the provisions of Section 422 of the Internal Revenue Code.

        The Equity Plan Committee will determine the per share exercise price of any option, provided that the exercise price is not less than the fair market value of a share of Common Stock on the date the Equity Plan Committee grants the option.

        The Equity Plan Committee will set the term of each option, but no option will be exercisable more than 10 years after the date of grant. Unless the Committee determines otherwise, options will expire on the earliest of: the 10th anniversary of the date of grant; immediately if the participant is terminated for cause; the third anniversary of the date the participant’s employment is terminated due to death, disability or retirement; or 90 days after a participant’s employment is terminated for any other reason.

        The Equity Plan Committee will determine the date after which options may be exercised in whole or in part and the manner of exercise of the options. Unless the Equity Plan Committee determines otherwise, one-third of the options will become exercisable while the participant is employed on each of the first three anniversaries of the grant date, and if the participant’s employment is terminated due to death, disability or retirement, the option will become exercisable in full.

        The Equity Plan Committee will determine the manner in which the exercise price of an option may be paid, which may include cash, by delivering shares of Common Stock (subject to limitations established by the Equity Plan Committee) or a combination thereof.

        For purposes of the 2005 Equity Plan, the fair market value of a share of Common Stock for any particular date is the closing price of a share for the date on which the determination is made, or if there are no sales on such date, for the last preceding date on which there was a sale, as officially reported by the NYSE.

        Stock Appreciation Rights. A stock appreciation right entitles the holder to receive an amount in cash or shares of Common Stock or a combination thereof (at the discretion of the Equity Plan Committee), equal to the appreciation of the fair market value of a share of Common Stock over the grant price.

        The Equity Plan Committee will determine the grant price of a stock appreciation right, provided that the grant price is not less than the fair market value of a share of Common Stock on the date the Committee grants the stock appreciation right.

        The Equity Plan Committee will set the term of each stock appreciation right, but no stock appreciation right will be exercisable more than 10 years after the date of grant. Unless the Equity Plan Committee determines otherwise, stock appreciation rights will expire on the earliest of: the 10th anniversary of the date of grant; immediately if the participant is terminated for cause; the third anniversary of the date the participant’s employment is terminated due to death, disability or retirement; or 90 days after a participant’s employment is terminated for any other reason.

        The Equity Plan Committee may grant a stock appreciation right independently or in relation to an option. Unless otherwise determined by the Equity Plan Committee, if a stock appreciation right is granted in relation to an option, the terms and conditions applicable to the stock appreciation right will be identical to the terms and conditions applicable to the option. A stock appreciation right granted in relation to an option may only be exercised upon surrender of the right to exercise such option for an equivalent number of shares. Likewise, an option granted in relation to a stock appreciation right may only be exercised upon surrender of the right to exercise such stock appreciation right for an equivalent number of shares.

        The Equity Plan Committee will determine the terms and conditions for exercise or maturity of a stock appreciation right. Unless the Equity Plan Committee determines otherwise, one-third of the stock appreciation rights will become exercisable or mature while the participant is employed on each of the first three anniversaries of the grant date, and if the participant’s employment is terminated due to death, disability or retirement, the stock appreciation right will become exercisable or mature in full.

        Restricted Stock. A restricted stock award is an award for a fixed number of shares of Common Stock that is subject to a risk of forfeiture and/or restrictions on transfer. The Equity Plan Committee will determine the forfeiture provisions and restrictions imposed on all restricted stock, and the period of employment or other conditions that must be met for those forfeiture provisions and restrictions on transfer to lapse. Unless the Equity Plan Committee determines otherwise, Restricted Stock will vest on the earlier of: the third anniversary of the grant date if the participant is employed on such date or the date the participant’s employment is terminated due to death or disability. Unless the Equity Plan Committee determines otherwise, any shares of Restricted Stock that are not vested as of the date of an employee’s termination of employment will be forfeited.

        The Equity Plan Committee will also determine whether restricted stock will be issued to participants or held in escrow pending vesting, and whether dividends paid with respect to the restricted stock will be paid immediately to the participant or deferred and paid only when the shares of restricted stock to which they relate vest.

Shares Subject to the Plan; Other Limitations on Awards

        The 2005 Equity Plan provides that a total of 1,000,000 shares of Common Stock (subject to adjustment as described below) will be available for granting awards.

        While the Equity Plan Committee generally has discretion to determine the number of shares of Common Stock to which an award relates, the Equity Plan Committee may not:

•	grant incentive stock options for more than 750,000 shares;
•	grant restricted stock for more than 400,000 shares;
•	grant options and/or stock appreciation rights to any participant during any two-calendar-year period with respect to more than 200,000 shares; and
•	grant restricted stock to any participant during any calendar year relating to more than 50,000 shares.

        To the extent that any shares of Common Stock subject to an award under the 2005 Equity Plan are not issued because the award expires without having been exercised, or is cancelled, terminated or forfeited without the issuance of Common Stock, such shares will be available again for grants of awards under the 2005 Equity Plan.

Transferability Restrictions

        Except as otherwise permitted by the Equity Plan Committee, awards granted under the 2005 Equity Plan are not transferable other than by will or the laws of descent and distribution.

Term of Plan

        Unless terminated earlier by the Board of Directors, the 2005 Equity Plan will terminate on April 20, 2008.

Termination and Amendment of Plan

        The Board or the Equity Plan Committee may amend, alter, suspend, discontinue or terminate the 2005 Equity Plan at any time, except that only the Board may amend, alter, suspend, discontinue or terminate the 2005 Equity Plan if so determined by the Board or required pursuant to applicable law. However, no amendment, alteration, suspension, discontinuance or termination may be made without the approval of the shareholders if required by applicable law or the listing requirements of the New York Stock Exchange.

        In addition, shareholder approval is required for any amendment that would:

•	materially increase the number of shares of Common Stock reserved for issuance under the 2005 Equity Plan;
•	materially increase the per-participant limits on awards that may be granted under the 2005 Equity Plan;
•	materially increase the limits on shares that may be granted as incentive stock options or restricted stock under the 2005 Equity Plan; or
•	allow for a decrease in the exercise price of any outstanding option or the grant price of any outstanding stock appreciation right (a “repricing”), except pursuant to an adjustment described below in “Adjustment Provisions.”

Foreign Participation

        To assure the viability of awards granted to participants employed in foreign countries, the Equity Plan Committee may provide for such special terms as it considers necessary or appropriate to accommodate differences in local law, tax policy or custom.

Adjustment Provisions

        If an “adjustment event” occurs, the Equity Plan Committee may, in such a manner as it deems equitable, adjust appropriately:

•	the number and type of shares of Common Stock available for awards under the 2005 Equity Plan;
•	the number and type of shares of Common Stock described in the per-participant award limitations;
•	the number and type of shares of Common Stock subject to outstanding awards; and
•	the grant, purchase or exercise price of any award.

        For purposes of the 2005 Equity Plan, an “adjustment event” means any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or events affecting the Common Stock.

        The Equity Plan Committee may, in addition to or in lieu of any such adjustment, make a cash payment to the holder of an outstanding award, including in exchange for cancellation of all or any part of such award.

        To the extent the Equity Plan Committee deems equitable, with respect to any “adjustment event” that is a reorganization, merger, consolidation, combination or similar transaction, the Equity Plan Committee may substitute for each share of Common Stock then subject to an award granted under the 2005 Equity Plan, the number and kinds of shares of stock, other securities, cash or other property to which the holders of Common Stock are or will be entitled to pursuant to the transaction.

Repricing

        Except for the adjustments discussed above, the Equity Plan Committee may not decrease the exercise price for any outstanding option or the grant price for any outstanding stock appreciation right after the date of grant nor allow a participant to surrender an outstanding option or stock appreciation right to the Company as consideration for the grant of a new option or stock appreciation right with a lower exercise or grant price, respectively.

Change of Control

        Except to the extent the Equity Plan Committee provides a result more favorable to holders of awards under the 2005 Equity Plan, in the event of a change of control of the Company, all awards will immediately vest and become payable, as applicable. For purposes of the 2005 Equity Plan, a “change of control” includes any of the following events:

•	A person or group of persons (other than the Company or its subsidiaries, a company benefit plan, an underwriter, or a company owned by the shareholders of the Company in the same proportion as their ownership of the Company) becomes the beneficial owner of 25% or more of the Company’s outstanding Common Stock or the voting power of any of the Company’s voting securities.

•	The members of the Board on January 1, 2005 (and any new member appointed or elected to the Board whose appointment, nomination or election was approved by two-thirds of the Board, unless the election is in connection with an election contest) cease to constitute a majority of the Board.
•	The shareholders of the Company approve a plan of complete liquidation.
•	The consummation of an agreement for the sale or other disposition of all, or substantially all, of the assets of the Company, other than to a company of which at least 75% of its voting securities are owned by shareholders of the Company in substantially the same proportion as their ownership of the Company.
•	The consummation of a merger or consolidation of the Company with or into any other Company under circumstances where the shareholders of the Company immediately prior to such merger or consolidation, will own, directly or indirectly, after such merger or consolidation, securities representing less than a majority of the voting control of the surviving Company. However, a merger or consolidation effected to implement a recapitalization of the Company in which no person becomes the beneficial owner of at least 25% of the Company’s outstanding Common Stock or voting securities is not considered a change of control.

Certain Federal Income Tax Consequences

        The Federal income tax consequences described in this section are based on laws and regulations in effect on the date of this proxy statement. Future changes in those laws and regulations may affect the tax consequences described below. No discussion of state income tax treatment has been included.

Nonqualified Stock Options

        Options granted under the 2005 Equity Plan that do not qualify as Incentive Stock Options (“ISOs”) will, in general, be subject to the following Federal income tax treatment:

•	The grant of a nonqualified option does not give rise to any income tax consequences to either the Company or the participant.
•	The exercise of a nonqualified option generally results in ordinary taxable income to the participant in the amount equal to the excess of the fair market value of the shares at the time of exercise over the option price. A deduction from taxable income is generally allowed to the Company in an amount equal to the amount of ordinary income recognized by the participant.
•	Upon a subsequent taxable disposition of shares, a participant recognizes a capital gain (or loss) equal to the difference between the amount received and the tax basis of the shares (usually the fair market value of the shares at the time of exercise). The capital gain (or loss) will be short-term or long-term depending on how long the participant has held the shares.

Incentive Stock Options

        Options granted under the 2005 Equity Plan that constitute ISOs will, in general, be subject to the following Federal income tax treatment:

•	The grant of an ISO does not give rise to any income tax consequences to either the Company or the participant.
•	No deduction is allowed to the Company on a participant’s exercise of an ISO.
•	A participant’s exercise of an ISO does not result in ordinary income to the participant for regular tax purposes, but the excess of the fair market value of the shares at the time the ISO is exercised over the option price may be included in the participant’s computation of alternative minimum taxable income in the year of exercise.

•	In general, if shares acquired upon the exercise of an ISO are disposed of within two years of the date of the option grant, or within one year of the date of the option exercise, the participant recognizes ordinary taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the option price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the option price. Capital gain (long-term or short-term depending on the holding period) is recognized by the participant at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO. Capital loss (long-term or short-term depending on the holding period) is recognized by the participant at the time of such a disposition to the extent that the fair market value at the time of the exercise of the ISO exceeds the amount of proceeds from the sale. The Company generally is entitled to a deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary income recognized by the participant.
•	If shares acquired upon the exercise of an ISO are disposed of after the latter of two years from the date of the option grant and one year from the date of the option exercise in a taxable transaction, the participant recognizes long-term capital gain or loss at the time of the disposition in an amount equal to the difference between the amount realized by the participant on the disposition and the participant’s basis in the shares (the option price). The Company will not be entitled to any income tax deduction with respect to the ISO.

Stock Appreciation Rights

        Any stock appreciation right (“SAR”) granted under the 2005 Equity Plan will, in general, be subject to the following Federal income tax treatment:

•	The grant of an SAR does not give rise to any income tax consequences to either the Company or the participant.
•	Upon the exercise or maturity of an SAR, the participant recognizes ordinary income equal to the amount of any cash plus the fair market value of any shares of Common Stock received. The Company is generally allowed a deduction in an amount equal to the income recognized by the participant.

Restricted Stock

        Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

        If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding Federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Internal Revenue Code Section 83(b) election.

Accounting Treatment of Options

        Under existing accounting rules, the Company incurs no compensation expense upon the grant of a stock option with an exercise price at least equal to the fair market value of Company common stock on the date of grant. In December 2004, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”). This standard requires expensing of stock options and other share-based payments and supersedes SFAS No. 123, which had allowed companies to choose between expensing stock options or showing pro forma disclosure only. This standard is effective for the Company as of July 1, 2005 and will apply to all awards granted, modified, cancelled or repurchased after that date as well as the unvested portion of prior awards. The Company will adopt the standard as of the effective date and believes it will not have a material effect on the Company’s financial statements.

New Plan Benefits

        No awards have been granted under the 2005 Equity Plan and awards will not be granted until after shareholder approval of the 2005 Equity Plan is obtained. The Company cannot currently determine the number or type of awards that may be granted to eligible participants under the 2005 Equity Plan in the future. Such determinations will be made from time to time by the Equity Plan Committee. Options granted under the 1995 Plan to the named executive officers during 2004 are disclosed above under the caption “Executive Compensation – Option Grants in 2004.” The closing price per share of the Company’s common stock on the NYSE on March 10, 2005 was $2.64.

Vote Required

        Assuming a quorum is present, approval of the 2005 Equity Plan requires that more votes be cast in favor of adopting the 2005 Equity Plan than are cast against adoption, and the total votes cast must represent over 50% of the shares of Common Stock entitled to vote. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”

        THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 EQUITY PLAN. SHARES REPRESENTED BY PROXIES RECEIVED WILL BE VOTED “FOR” APPROVAL OF THE 2005 EQUITY PLAN, UNLESS A VOTE AGAINST SUCH APPROVAL OR TO ABSTAIN FROM VOTING IS SPECIFICALLY INDICATED ON THE PROXY.

APPROVAL OF THE MIDWEST AIR GROUP, INC.
2005 NON-EMPLOYEE DIRECTOR STOCK PLAN

General

        On February 16, 2005, the Board of Directors adopted, subject to shareholder approval at the Meeting, the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan (the “2005 Director Plan”). The purposes of the 2005 Director Plan are (1) to compensate individuals who serve as Non-Employee Directors and (2) to align their interests with those of shareholders by providing some or all of their compensation in shares of Common Stock. Shares issued under the 2005 Director Plan are solely used for the payment of directors’ fees. The 2005 Director Plan is not a bonus plan nor does it provide for the grant of any incentive stock-based awards.

        The Company currently has in effect the 1995 Director Plan. As of March 10, 2005, no shares of Common Stock remained available for issuance under the 1995 Director Plan. The 1995 Director Plan is scheduled to expire on September 27, 2005. The 1995 Director Plan provided for an automatic grant of shares of Common Stock as payment of the Non-Employee Director’s annual retainer fee and permitted directors to receive their committee and meeting fees in cash or shares of Common Stock. In addition, the 1995 Director Plan permitted Non-Employee Directors to defer receipt of their fees (whether cash or shares) for purposes of deferring recognition of income for tax purposes. Upon shareholder approval of the 2005 Director Plan, the provisions of the 1995 Director Plan relating to director fees will terminate. However, the provisions of the 1995 Director Plan relating to the deferral of fees will remain in effect and such plan will be renamed the “Midwest Air Group, Inc. Non-Employee Directors Deferred Compensation Plan” (the “Deferred Compensation Plan”).

        The material features of the 2005 Director Plan are described briefly below. A copy of the 2005 Director Plan is attached as Appendix B.

Administration

        The Board Affairs and Governance Committee, or another committee of independent directors with the same or similar authority, of the Board of Directors (the “Director Plan Committee”) will administer the 2005 Director Plan. The Board Affairs and Governance Committee is comprised solely of directors each of whom is:

•	a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and
•	an "outside director" under Internal Revenue Code Section 162(m).

        The Director Plan Committee has full discretionary authority to administer the 2005 Director Plan, including but not limited to the authority to (1) interpret the provisions of the 2005 Director Plan; (2) prescribe, amend and rescind rules and regulations relating to the 2005 Director Plan; (3) correct any defect, supply any omission, or reconcile any inconsistency in the terms of the 2005 Director Plan; and (4) make all other determinations necessary or advisable for the administration of the 2005 Director Plan.

Eligibility

        All Non-Employee Directors are eligible to participate in the 2005 Director Plan. As of March 1, 2005, there were eight Non-Employee Directors eligible to participate in the 2005 Director Plan, one of whom will not stand for re-election.

Director Fees

        The 2005 Director Plan authorizes the Director Plan Committee to determine the amount of fees to be paid to the Non-Employee Directors each year for their annual retainer and for Board and committee meetings. The Director Plan Committee may provide that such fees will be paid in shares of Common Stock, cash or a combination of the two. In addition, if fees are to be paid in cash, the 2005 Director Plan permits Non-Employee Directors to instead receive Common Stock having a fair market value equal to the cash fees. In 2004, all Non-Employees Directors were paid an annual retainer of $25,000 per year, half payable in cash and half in Common Stock, and received a fee of $2,000 for each Board meeting they attended, $1,000 for each committee meeting they attended and, $500 for telephonic Board or committee meeting they attended. In 2004, the annual retainer for the Chair of the Audit Committee was an additional $5,000 and the annual retainer for all other committee chairs was an additional $2,500.

Shares Subject to the Plan

        The 2005 Director Plan provides that an aggregate of 200,000 shares of Common Stock (subject to adjustment as described below) will be available for the payment of fees in shares of Common Stock, including shares issued under the Deferred Compensation Plan in payment of fees that were deferred by the Non-Employee Director. Shares issued to a Non-Employee Director at his or her election to receive Shares in lieu of cash fees (whether on a current or deferred basis) are also available for issuance under the 2005 Director Plan, but such shares will not reduce the 200,000 share amount discussed above.

Term of Plan

        Unless terminated earlier by the Board of Directors, the 2005 Director Plan will terminate on April 20, 2008.

Termination and Amendment of Plan

        The Board or the Director Plan Committee may amend, alter, suspend, discontinue or terminate the 2005 Director Plan at any time, except that only the Board may amend, alter, suspend, discontinue or terminate the 2005 Director Plan if so determined by the Board or required pursuant to applicable law. However, no amendment, alteration, suspension, discontinuance or termination may be made without the approval of the shareholders if required by applicable law or the listing requirements of the New York Stock Exchange or if such amendment would materially increase the number of shares of Common Stock reserved for issuance under the 2005 Director Plan.

Adjustment Provisions

        If an “adjustment event” occurs, the Director Plan Committee may, in such a manner as it deems equitable, adjust appropriately the number and type of shares of Common Stock available for issuance under the 2005 Director Plan.

        For purposes of the 2005 Director Plan, the definition of an “adjustment event” is the same as for the 2005 Equity Plan. See the caption “Adjustment Provisions” under the discussion of the 2005 Equity Plan.

Change of Control

        In the event of a change of control of the Company, any accrued but unpaid fees will be immediately paid. For purposes of the 2005 Director Plan, the definition of “change of control” is the same as for the 2005 Equity Plan. See the caption “Change of Control” under the discussion of the 2005 Equity Plan.

New Plan Benefits

        Upon shareholder approval of the 2005 Director Plan, the annual retainer for the 2005 calendar year of $25,000 will be paid to each Non-Employee Director who is a member of the Board of Directors on the date of the 2005 annual meeting. One-half of the annual retainer will be paid in cash and one-half will be paid in shares of Common Stock. Each Non-Employee Director may also elect to receive shares of Common Stock in lieu of the portion of the annual retainer that will otherwise be paid in cash. The following table shows information concerning the shares of Common Stock that will be issued to the named executive officers and the Non-Employee Directors as a group in respect of one-half of their annual retainer payable at the time of the Meeting, subject to shareholder approval of the 2005 Director Plan.

NAME AND POSITION	NUMBER OF SHARES TO BE ISSUED FOR ANNUAL RETAINER
Timothy E. Hoeksema, Chairman of the Board, President, Chief	0
Executive Officer
James P. Rankin, Senior Vice President, General Manager-Midwest	0
Airlines Saver Service
Carol N. Skornicka, Senior Vice President-Corporate Affairs,	0
General Counsel and Secretary
Christopher I. Stone, Senior Vice President-Human Resources	0
David C. Reeve, Senior Vice President-Operations	0
EXECUTIVE GROUP	0
NON-EXECUTIVE DIRECTOR GROUP (8 persons)	37,878*
NON-EXECUTIVE OFFICER EMPLOYEE GROUP	0

        *This number is calculated using the closing price per share of the Company’s common stock on the NYSE on March 10, 2005, which was $2.64. The number of shares actually issued may be more or less, as the number issued will be based on the closing price of the Company’s common stock on the date of the Meeting.

Vote Required

        Assuming a quorum is present, approval of the 2005 Director Plan requires that more votes be cast in favor of adopting the 2005 Director Plan than are cast against adoption, and the total votes cast must represent over 50% of the shares of Common Stock entitled to vote. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”

        THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 DIRECTOR PLAN. SHARES REPRESENTED BY PROXIES RECEIVED WILL BE VOTED “FOR” APPROVAL OF THE 2005 DIRECTOR PLAN, UNLESS A VOTE AGAINST SUCH APPROVAL OR TO ABSTAIN FROM VOTING IS SPECIFICALLY INDICATED ON THE PROXY.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1) (c)
Equity compensation plans
approved by security holders	4,927,681	$9.38	450,235
Equity compensation plans not
approved by security holders	N.A.	N.A.	56,250
Total	4,927,681	$9.38	506,485

(1)	56,250 shares of Common Stock may be issued under the Midwest Express Holdings, Inc. Annual Incentive Plan (the “Incentive Plan”), which has not been approved by the Company’s shareholders.

The Incentive Plan provides incentives to create additional shareholder value by establishing objectives that are deemed to be in the best long-range interests of the Company and then making annual payments of incentive awards to participants whose performance meaningfully contributed to the attainment of these objectives. Annual payments of incentive awards may be made in cash or Common Stock. Officers and other employees of the Company may participate, as determined by the administrator, which is the Company’s Compensation Committee in the case of the officers and the Company’s chief executive officer in the case of the other employees. The Company’s Compensation Committee may amend, interpret and construe the Incentive Plan. A total of 56,250 shares of Common Stock may be issued under the Incentive Plan, all of which remain, subject to appropriate adjustments in the event of stock dividends (other than a stock dividend declared in lieu of an ordinary cash dividend), spin-off, merger, consolidation, recapitalization or split-up, combination or exchange of shares.

Under the Incentive Plan, “shareholder value added” is a dollar amount equal to the excess of net operating profit after tax over a calculated cost of the capital employed in the Company. The plan provides that “target awards” under the plan may focus on corporate shareholder value added, subsidiary shareholder value added and/or individual performance measures that drive shareholder value as determined by the Company’s Compensation Committee or the chief executive officer, as the case may be. The Company’s Compensation Committee or the chief executive officer, as the case may be, approves for each eligible officer or employee an annual incentive target award that represents a percentage of the base salary range midpoint for the employee’s position. The Incentive Plan does not provide for a maximum award, however to provide an incentive for officers and employees to remain with the Company, the plan specifies that any awards earned in excess of an employee’s target award are credited to an account for the participant in an “award bank.” A participant’s balance in the award bank is subject to forfeiture, and one-third of the balance is payable in each of the following three years, assuming continued employment.

Incentive awards are paid in one lump sum in the first quarter after the Company’s fiscal year end. The incentive award is paid in cash or, at the discretion of the administrator, in whole or in part by delivering shares of Common Stock of the Company having a fair market value, determined as of the last business day of the Company’s fiscal year end to which the award relates, equal to the amount of the incentive award to be paid in shares of Common Stock.

INDEPENDENT AUDITORS

        Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) served as the Company’s independent auditors in 2004. Representatives of Deloitte will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. Deloitte, the Company’s independent auditors for 2005 were formally approved in February 2005.

Fees

The following table summarizes the aggregate fees Deloitte billed the Company for professional services performed in 2004 and 2003:

Fees	2004	2003
Audit Fees (1)	$527,000	$254,000
Audit-related Fees (2)	45,000	35,000
Tax Fees (3)	154,000	168,000
All Other Fees	0	0

Total	$726,000	$457,000

(1)	Fees for audit services billed in 2004 and 2003 included
•	audit of the Company's annual financial statements
•	reviews of the Company's quarterly financial statements
•	comfort letters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters
Fees for audit services billed in 2004 included
•	audit of the Company's internal control over financial reporting
(2)	Fees for audit-related services billed in 2004 included
•	audits of airport passenger facility charges
•	audits of employee benefit plans
•	immigration and naturalization service user fees agreed-upon procedures
Fees for audit-related services billed in 2003 included
•	immigration and naturalization service user fees agreed-upon procedures
•	audits of airport passenger facility charges and payments made under the Air Transportation Stabilization Act
(3)	Fees for tax services billed in 2004 and 2003 included
•	Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and obtain government approval for amounts to be included in tax filings, including
(i) federal, state and local income tax return assistance
(ii) sales and use, property and other tax return assistance
(iii) requests for technical advice from taxing authorities
(iv) assistance with tax audits and appeals
Fees for tax services billed in 2003 included
•	Tax planning/advice are services rendered with respect to proposed transactions or alterations to a transaction to obtain a particular tax result. Such services include
(i) tax advice related to the tax effects of restructuring of the business
(ii) tax advice associated with the change in corporate names

Pre-Approval Policy and Independence

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The Audit Committee approved 100% of the services performed by Deloitte in 2004, as identified above. The Audit Committee considered the non-audit services provided by Deloitte in 2004 and 2003 and determined that the provision of those services is compatible with maintaining auditor independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act of 1934, as amended, requires the Company’s officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. The Company files the required reports on behalf of the officers and directors. The Company believes that, during the year ended December 31, 2004, all of its directors and executive officers complied with Section 16(a) filing requirements, except Randall K. Smith failed to timely file a Form 3.

OTHER MATTERS

        The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 2004. Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to shareholders who hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s 2004 Annual Report on Form 10-K and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2004 Annual Report on Form 10-K and/or this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by writing or calling Midwest Air Group, Inc., Attention: Investor Relations, 6744 South Howell Avenue HQ-14, Oak Creek, WI, 53154; (414) 570-3954.

        The cost of solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company. The Company also reserves the right to retain a proxy solicitor to solicit proxies, in which case the Company will pay the solicitor’s fees and expenses. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

        The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented to the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

        A shareholder who intends to present a shareholder’s proposal at the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) must deliver the proposal to the Company no later than November 23, 2005 if such proposal is to be included in the Company’s proxy materials for the 2006 Annual Meeting.

        A shareholder who intends to present business, other than a shareholder’s proposal pursuant to Rule 14a-8, at the 2006 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, a shareholder must give written notice to the Secretary of the Company not less than 45 days and not more than 70 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for its 2005 Annual Meeting of Shareholders. Therefore, since the Company anticipates mailing its proxy statement on March 23, 2005, the Company must receive written notice of a shareholder’s intent to present business, other than pursuant to Rule 14a-8, at the 2006 Annual Meeting of Shareholders no sooner than January 12, 2006, and no later than February 6, 2006.

        If the notice is received after February 6, 2006, then the Company is not required to present such proposal at the 2006 Annual Meeting of Shareholders because the notice will be considered untimely. If the Board of Directors chooses to present such a shareholder’s proposal submitted after February 6, 2006 at the 2006 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for such meeting may exercise discretionary voting power with respect to such proposal.

By Order of the Board of Directors,
/s/ Carol N. Skornicka
Carol N. Skornicka
Senior Vice President-Corporate Affairs,
Secretary and General Counosel

Milwaukee, Wisconsin
March 23, 2005

Appendix A

MIDWEST AIR GROUP, INC.
2005 EQUITY INCENTIVE PLAN

    1.        Purposes, History and Effective Date.

        (a)       Purpose. The Midwest Air Group, Inc. 2005 Equity Incentive Plan has two complementary purposes: (i) to attract, retain, and reward individuals who serve as key employees and consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock on the potentially favorable terms that this Plan provides.

        (b)       History. Prior to the effective date of this Plan, the Company had in effect the 1995 Plan, which was originally effective September 21, 1995. Upon shareholder approval of this Plan, the 1995 Plan will terminate and no new awards will be granted under the 1995 Plan, although awards granted under such plan and still outstanding will continue to be subject to all terms and conditions of such plan.

        (c)       Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 11.

    2.        Definitions. Capitalized terms used in this Plan have the following meanings:

        (a)        “1995 Plan” means the Midwest Express Holdings, Inc. 1995 Stock Option Plan, as amended.

        (b)        “Affiliate” means any company in which the Company owns directly or indirectly 20% or more of the equity interest (collectively, the “Affiliates”).

        (c)         “Award” means a grant of Options, Stock Appreciation Rights or Restricted Stock.

        (d)         “Award Agreement” means a written instrument approved by the Committee that evidences the grant of an Award.

        (e)         “Board” means the Board of Directors of the Company.

        (f)         “Cause” means malfeasance (e.g., theft, harassment, violations of company code of ethics and values), as determined by the Committee.

        (g)         “Change of Control” means the first to occur of any one of the following:

(i)	“Person” (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof), other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”), is or becomes the “Beneficial Owner” (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 1, 2005, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 2005, or whose appointment, election or nomination for election was previously so approved; or

(iii)	consummation of a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities;

(iv)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v)	consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        (h)        “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

        (i)        “Committee” means the Compensation Committee of the Board which consists of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3 and as an “outside director” under Code Section 162(m)(4)(C), or such other committee of the Board appointed by the Board to administer the Plan consisting of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3 and as an “outside director” under Code Section 162(m)(4)(C).

        (j)        “Company” means Midwest Air Group, Inc., or any successor corporation thereto.

        (k)        “Effective Date” means the date the Company’s shareholders approve this Plan.

        (l)        “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

        (m)        “Fair Market Value” means, per Share on a particular date, (i) the closing price of a Share, or, if no closing price is available on that date, then the closing price on the immediately preceding business day on which there is a closing price, if such security is listed or admitted for trading on any domestic national securities exchange, as officially reported on the principal securities exchange on which the Shares are listed; (ii) if not reported as described in clause (i), the closing sale price of a Share, or, if no closing sale price is available on that date, then the closing sale price on the immediately preceding business day on which there is a closing sale price, as reported by The Nasdaq Stock Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or (iii) if not reported as described in clause (i) or quoted as described in clause (ii), then the Board shall determine in good faith and on a reasonable basis the applicable Fair Market Value, which determination shall be conclusive.

        (n)        “Option” means the right to purchase Shares at a stated price for a specified period of time.

        (o)        “Participant” means an individual selected by the Committee to receive an Award.

        (p)        “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

        (q)        “Plan” means this Midwest Air Group, Inc. 2005 Equity Incentive Plan, as it may be amended from time to time.

        (r)        “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the completion of a period of service and/or satisfaction of such other criteria as the Committee specifies.

        (s)        “Retirement” means termination of employment on or after the date such Participant has attained age 55 and has ten vested years of service with the Company or any of its Affiliates as calculated in accordance with the Midwest Airlines Savings and Investment Plan (or any successor plan thereto) as of the date of such termination of employment.

        (t)        “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

        (u)        “Share” means a share of Stock.

        (v)        “Stock” means the common stock, par value $0.01 per share, of the Company and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Company issued in substitution, in exchange for, or in lieu of the Common Stock.

        (w)        “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

        (x)        “Subsidiary” means any corporation (or other entity that elects to be taxed as a corporation) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

        (y)        “Total and Permanent Disability” has the meaning ascribed to such term in the Midwest Airlines, Inc. Employees Long-Term Disability Plan (or any successor plan thereto), provided the Committee shall make a determination of Total and Permanent Disability for any Participant hereunder.

    3.        Administration.

        (a)       Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it deems desirable to carry this Plan or such Award into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding.

        (b)       Delegation to Other Committees. To the extent applicable law permits, the Board may delegate to another committee of the Board consisting of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3 and as an “outside director” under Code Section 162(m)(4)(C) any or all of the authority and responsibility of the Committee. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee to the extent of such delegation.

        (c)       Report to Board. Within 60 days following the close of each calendar year that the Plan is in operation, the Committee shall make a report to the Board specifying the Participants who received Awards during the prior year, the type of Awards granted to each Participant and the number of Shares with respect to which such Award was made, and the status of prior Awards.

        (d)       Indemnification. The Company will indemnify and hold harmless each member of the Committee, and each member of any other committee to whom a delegation under Section 3(b) has been made, as to any act done, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

    4.        Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other key employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or key employee, or a consultant who provides services to the Company or its Affiliates. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

    5.        Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

    6.        Shares Reserved under this Plan.

        (a)       Plan Reserve. Subject to adjustment as provided in Section 13, an aggregate of one million (1,000,000) Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 750,000 Shares upon the exercise of Incentive Stock Options and may issue only 400,000 Shares as Restricted Stock.

        (b)        Replenishment of Shares Under this Plan. To the extent an Award lapses, expires, terminates or is cancelled without the issuance of Shares, or if Shares are forfeited under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options.

        (c)        Participant Limitations. Subject to adjustment as provided in Section 13, no Participant may be granted Awards that could result in such Participant:

(i)	receiving Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares during any two calendar year period; and

(ii)	receiving Awards of Restricted Stock relating to more than 50,000 Shares during any calendar year.

        For purposes hereof, awards made under the 1995 Plan prior to the Effective Date will count toward the limit described herein. In all cases, determinations under this Section 6(c) should be made in a manner that is consistent with the exemption for performance based compensation that Code Section 162(m) provides.

    7.        Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

        (a)        Whether the Option is an Incentive Stock Option intended to meet the requirements of Code Section 422, or a “nonqualified stock option” that does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other Incentive Stock Options issued under this Plan (and under all other Incentive Stock Option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

        (b)         The number of Shares subject to the Option.

        (c)         The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

        (d)         The terms and conditions of exercise; provided that, unless the Committee determines otherwise:

(i)	The Option will become exercisable as to one third (1/3) of the Shares covered by the Option upon the first anniversary of the date of grant; an additional one third (1/3) upon the second anniversary of the date of grant; and the remaining one third (1/3) upon the third anniversary of the date of grant;

(ii)	The portion of the Option that is not exercisable as of the date of the Participant’s termination of employment (other than as a result of death, Total and Permanent Disability or Retirement) will be forfeited upon the date of such termination of employment;

(iii)	The Participant may purchase all of the Shares covered by the Option upon the Participant’s termination of employment as a result of death, Total and Permanent Disability or Retirement;

(iv)	The Participant’s exercise of the Option shall be effective only upon receipt by the Company (or its designated agent) of a properly completed and timely filed notice of exercise, accompanied by payment in full of the exercise price of the Shares being acquired and any applicable taxes due as a result of such exercise. Payment of the exercise price may be made (i) in cash, (ii) by a check payable to the Company, (iii) at the sole discretion of the Committee, by tender to the Company (including by attestation) of Shares of Stock that have been held by the Participant for at least six months or acquired in the open market and having a Fair Market Value on the transfer date equal to the amount payable to the Company, (iv) at the sole discretion of the Committee, through any combination of the foregoing, or (v) at the sole discretion of the Committee, by any other method or means as the Committee may prescribe. Payment of any taxes due shall be made as provided in Section 12. The date of exercise shall be deemed to be the date the Company receives the written notice and payment for the Shares being purchased and applicable taxes due thereon. A Participant shall have none of the rights of a shareholder with respect to Shares covered by such Option until the Participant becomes the record holder of such Shares. Notwithstanding the foregoing, the Company may cancel or delay the exercise of any Options if such exercise would result in the disallowance of a deduction to the Company under Section 162(m) of the Code.

(v)	The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the third (3rd) anniversary of the date of grant; and provided that unless the Committee determines otherwise, the Option will terminate on the earliest of:

(A) The tenth (10th) anniversary of the date of grant;

(B) If the Participant’s employment is terminated for any reason other than death, Retirement, Total and Permanent Disability or Cause, the end of 90 days following such termination;

(C) If the Participant’s employment is terminated as a result of death or Retirement or due to Total and Permanent Disability, the third anniversary of the date of such termination; or

(D) Immediately upon the date of the Participant’s termination of employment for Cause.

        In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Upon a Participant’s death, the Option may be exercised by the person or persons to whom such Participant’s rights under the Option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator.

    8.        Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

        (a)        Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly, and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

        (b)         The number of Shares to which the SAR relates.

        (c)         The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

        (d)         The terms and conditions of exercise or maturity; provided that, unless the Committee determines otherwise:

(i)	The SAR will become exercisable or mature with respect to one third (1/3) of the Shares covered by the SAR upon the first anniversary of the date of grant of the SAR; an additional one third (1/3) upon the second anniversary of the grant date; and the remaining one third (1/3) upon the third anniversary of the grant date;

(ii)	The portion of the SAR that is not exercisable or has not matured as of the date of the Participant’s termination of employment (other than as a result of death, Total and Permanent Disability or Retirement) will be forfeited upon the date of such termination of employment;

(iii)	The SAR will become exercisable or mature in full upon the Participant’s termination of employment as a result of death, Total and Permanent Disability or Retirement;

(iv)	If the SAR is exercisable for Shares, the Participant’s exercise of the SAR shall be effective only upon receipt by the Company (or its designated agent) of a properly completed and timely filed notice of exercise, accompanied by payment in full of any applicable taxes due as a result of such exercise. Payment of any taxes due shall be made as provided in Section 12. The date of exercise shall be deemed to be the date the Company receives the written notice for the SAR(s) being exercised and applicable taxes due thereon. A Participant shall have none of the rights of a shareholder with respect to Shares covered by such SAR until the Participant becomes the record holder of such Shares. Notwithstanding the foregoing, the Company may cancel or delay the exercise of any SAR(s) if such exercise would result in the disallowance of a deduction to the Company under Section 162(m) of the Code; and

(v)	If the SAR is payable in cash, the excess of the Fair Market Value of the Share covered by the SAR that has matured over the grant price for such SAR shall be payable upon the date of maturity.

        (e)         The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant; and provided that unless the Committee determines otherwise, the SAR will terminate on the earliest of:

(i)	The tenth (10th) anniversary of the date of grant;

(ii)	If the Participant’s employment is terminated for any reason other than death, Retirement, Total and Permanent Disability or Cause, the end of 90 days following such termination;

(iii)	Immediately upon the date of the Participant’s termination of employment for Cause; or

(iv)	If the Participant’s employment is terminated as a result of death or Retirement or due to Total and Permanent Disability, the third anniversary of the date of such termination.

        (f)         Whether the SAR will be settled in cash, Shares or a combination thereof; provided that if an SAR is to be settled in cash, then the terms of such SAR shall comply with the requirements of Code Section 409A, and to the extent needed to comply with such law, the terms of Code Section 409A are incorporated herein by reference with respect to such SAR.

        Upon a Participant’s death, the SAR may be exercised by the person or persons to whom such Participant’s rights under the SAR shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator.

    9.        Restricted Stock. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock, including but not limited to:

        (a)        The number of Shares to which such Award relates.

        (b)         The period of time over which, and/or the conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on Restricted Stock will lapse; provided that, unless otherwise determined by the Committee:

(i)	the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock will lapse upon the earliest of:

(A) The third anniversary of the date of grant of the Restricted Stock, provided the Participant is an employee on such date; or

(B) The date the Participant’s employment is terminated as a result of death or Total and Permanent Disability; and

(ii)	Restricted Stock for which the risk of forfeiture and/or restrictions on transfer have not lapsed as of the date of the Participant’s termination of employment will be forfeited as of such date.

        (c)        The manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions; provided that unless the Committee determines otherwise, shares of Restricted Stock will be held in escrow and will be issued to the Participant as soon as practicable after the risk of forfeiture and/or restrictions with respect to such Shares have lapsed.

        (d)        Whether dividends paid with respect to shares of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate; provided that, unless the Committee determines, dividends paid with respect to shares of Restricted Stock will be subject to the same risk of forfeiture and/or restrictions on transfer as the Shares to which they relate and will be paid (without liability for interest thereon) at the same time as the risk of forfeiture and/or restrictions on transfer imposed on the related Shares lapse.

    10.        Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows. Notwithstanding the foregoing, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant (or his legal representative).

    11.        Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

        (a)       Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 11(b), this Plan will terminate on the third (3rd ) anniversary of the Effective Date.

        (b)        Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)	shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii)	shareholders must approve any of the following Plan amendments: (A)an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section 13); or (B) an amendment to the provisions of Section 11(e).

        (c)        Amendment, Modification or Cancellation of Awards. Except as provided in Section 11(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 13), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 13(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law (including as needed to preserve the tax-deferred nature of any Award subject to Code Section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

        (d)        Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 11 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

        (e)        Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 13, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or the grant price of any SAR after the date of grant nor allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR, as applicable, with a lower exercise or grant price, respectively.

        (f)        Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 11(b)(ii) and (iii).

    12.        Taxes. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as is reasonably practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. If Shares are deliverable upon exercise, payment or maturity of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction, unless otherwise determined by the Committee. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

    13.        Adjustment Provisions; Change of Control.

        (a)       Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 13(c), the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this Section 13(a). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 13(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

        (b)        Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

        (c)        Change of Control. Except to the extent the Committee provides a result more favorable to holders of Awards (either in an Award Agreement or at the time of a Change of Control), in the event of a Change of Control:

(i)	each holder of an Option or SAR shall have the right at any time thereafter to exercise the Option or SAR in full whether or not the Option or SAR was theretofore exercisable;

(ii)	any SAR that has not yet matured shall automatically mature on the date of the Change of Control (provided the Change of Control also meets the requirements of a change of control as specified in Code Section 409A); and

(iii)	any risk of forfeiture and/or restrictions imposed on Restricted Stock shall lapse upon the date of the Change of Control.

    14.       Miscellaneous.

        (a)        Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to an Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)	provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired);

(ii)	restrictions on resale or other disposition of Shares; and

(iii)	compliance with federal or state securities laws and stock exchange requirements.

        (b)        Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)	a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a non-employee director of the Board, a non-employee director of the board of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased;

(iii)	a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate; and

(iv)	a termination of employment with the Company or an Affiliate to accept immediate re-employment with the Company or an Affiliate shall not be deemed to be a termination of employment for purposes of the Plan.

        (c)        No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

        (d)        Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

        (e)        Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any securities exchanges.

        (f)        Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement shall be a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin, and further agree that any such action or proceeding (including for recognition and enforcement of any judgment in respect of this Plan) may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

        (g)        Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

        (h)        Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

        (i)        Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

Appendix B

MIDWEST AIR GROUP, INC.
2005 NON-EMPLOYEE DIRECTOR STOCK PLAN

    1.        Purposes, History and Effective Date.

        (a)       Purposes. The purposes of the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan are to compensate individuals who serve as Non-Employee Directors and to align their interests with those of shareholders by providing compensation that is payable in the form of shares of the Company’s common stock.

        (b)       History. Prior to the effective date of this Plan, the Company had in effect the 1995 Plan, which was approved by shareholders on April 19, 1996. Upon shareholder approval of this Plan, the provisions of the 1995 Plan relating to the payment of Fees will terminate.

        (c)       Effective Date. This Plan will become effective on and after the Effective Date. This Plan will terminate as provided in Section 7.

    2.        Definitions. Capitalized terms used in this Plan have the following meanings:

        (a)         “1995 Plan” means the Midwest Express Holdings, Inc. 1995 Stock Plan for Outside Directors, as amended.

        (b)         “Affiliate” means any entity in which the Company owns directly or indirectly 20% or more of the equity interest (collectively, the “Affiliates”).

        (c)         “Board” means the Board of Directors of the Company.

        (d)         “Change of Control” means the first to occur of any one of the following:

(i)	any “Person” (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof), other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”), is or becomes the “Beneficial Owner” (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 1, 2005, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 2005, or whose appointment, election or nomination for election was previously so approved; or

(iii)	consummation of a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities;

(iv)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v)	consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        (e)        “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

        (f)        “Committee” means the Governance Committee of the Board which consists of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3, or such other committee of the Board appointed by the Board to administer the Plan consisting of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3.

        (g)        “Company” means Midwest Air Group, Inc., or any successor corporation thereto.

        (h)        “Deferred Compensation Plan” means the 1995 Plan insofar as it remains in effect after the Effective Date as the Midwest Air Group, Inc. Non-Employee Directors Deferred Compensation Plan, as it may be amended and in effect from time to time.

        (i)        “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not an employee of the Company or its subsidiaries.

        (j)        “Effective Date” means the date the Company’s shareholders approve this Plan.

        (k)        “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

        (l)        “Fair Market Value” means, per Share on a particular date, (i) the closing price of a Share, or, if no closing price is available on that date, then the closing price on the immediately preceding business day on which there is a closing price, if such security is listed or admitted for trading on any domestic national securities exchange, as officially reported on the principal securities exchange on which the Shares are listed; (ii) if not reported as described in clause (i), the closing sale price of a Share, or, if no closing sale price is available on that date, then the closing sale price on the immediately preceding business day on which there is a closing sale price, as reported by The Nasdaq Stock Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or (iii) if not reported as described in clause (i) or quoted as described in clause (ii), then the Board shall determine in good faith and on a reasonable basis the applicable Fair Market Value, which determination shall be conclusive.

        (m)        “Fees” means the amount paid by the Company to a Non-Employee Director as an annual retainer, for service on a committee, and/or for attendance at meetings.

        (n)        “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

        (o)        “Plan” means this Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan, as it may be amended from time to time.

        (p)        “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

        (q)        “Share” means a share of Stock.

        (r)        “Stock” means the common stock, par value $0.01 per share, of the Company and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Company issued in substitution, in exchange for, or in lieu of the Common Stock.

    3.       Administration.

        (a)       Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the terms of the Plan and (iv) make all other determinations necessary or advisable for the administration of this Plan. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding.

        (b)       Delegation to Other Committees. To the extent applicable law permits, the Board may delegate to another committee of the Board consisting of at least two members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3, any or all of the authority and responsibility of the Committee. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee to the extent of such delegation.

        (c)       Indemnification. The Company will indemnify and hold harmless each member of the Committee, and each member of any other committee to whom a delegation under Section 3(b) has been made, as to any act done, or determination made, with respect to this Plan to the maximum extent that the law and the Company’s by-laws permit.

    4.        Eligibility. All Non-Employee Directors are eligible to participate in the Plan.

    5.        Shares Reserved under this Plan. Subject to adjustment as provided in Section 8, an aggregate of two hundred thousand (200,000) Shares, plus such number of Shares that a Non-Employee Director elects to receive in lieu of cash under Section 6 (whether such Shares are issued at the time such Fees are earned or on a deferred basis under the Deferred Compensation Plan), are reserved and available for issuance under this Plan. The number of Shares reserved and available for issuance under this Plan shall be reduced only by the number of Shares delivered in payment of Fees (either at the time they are earned or when issued on a deferred basis under the Deferred Compensation Plan).

    6.       Director Fees.

        (a)       Establishment of Fees. The Committee shall establish, from time to time, the amount of Fees to be paid to the Non-Employee Directors. The Committee may determine that the Company will pay such Fees in cash, Shares, or a combination of the two.

        (b)       Election to Receive Fees in Stock. Each Non-Employee Director may elect to receive all or any portion of his or her Fees that would otherwise be paid in cash in the form of Stock. Such election, or a modification or revocation thereof, (i) must be in writing and delivered to the Secretary of the Company, (ii) shall be effective with respect to Fees earned commencing on the date the Secretary of the Company receives the election and (iii) shall remain in effect unless modified or revoked by a subsequent election filed in accordance with clause (i), which shall be effective as provided in clause (ii). Shares issuable to a Non-Employee Director under this subsection (b) shall be transferred to such Non-Employee Director effective as of the last business day of the month in which the Fees are earned. The total number of Shares to be so transferred shall be determined by dividing the amount of Fees subject to the election for the applicable month by the Fair Market Value of a Share on the last business day of such month.

    7.        Termination and Amendment of Plan.

        (a)        Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 7(b), this Plan will terminate on the third (3rd) anniversary of the Effective Date.

        (b)        Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)	shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then listed or traded or (D) any other applicable law; and

(iii)	shareholders must approve an amendment to materially increase the number of Shares specified in Section 5(a) (except as permitted by Section 8).

    8.        Adjustment Provisions; Change of Control.

        (a)       Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it may deem equitable, adjust the number and type of Shares subject to this Plan

        (b)       Change of Control. In the event of a Change of Control, any Fees earned in respect of the calendar quarter in which the Change of Control occurs shall be paid in cash as soon as practicable (without regard to any deferral election then in effect).

    9.       Miscellaneous.

        (a)       Service on the Board. The existence of the Plan shall not confer upon a Non-Employee Director any right with respect to continued service on the Board.

        (b)       No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

        (c)       Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Non-Employee Director or other person.

        (d)       Requirements of Law and Securities Exchange. The issuance of Shares in payment of Fees (whether on a current or deferred basis) are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of this Plan, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Non-Employee Director has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

        (e)       Governing Law. This Plan will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. The parties agree that the exclusive venue for any any legal action or proceeding with respect to this Plan shall be a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin, and further agree that any such action or proceeding (including for recognition and enforcement of any judgment in respect of this Plan) may only be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

        (f)       Limitations on Actions. Any legal action or proceeding with respect to this Plan must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

        (g)       Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

        (h)       Severability. If any provision of this Plan (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or (ii) would disqualify this Plan under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, then such provision should be stricken as to such jurisdiction or person, and the remainder of this Plan will remain in full force and effect.

COMMON

MIDWEST AIR GROUP, INC.

2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Air Group, Inc. to be held on Wednesday, April 20, 2005 at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m., CDT, and at any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed, FOR the approval of the Midwest Air Group, Inc. 2005 Equity Incentive Plan and FOR the approval of the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MIDWEST AIR GROUP, INC.

COMMON

April 20, 2005

Please vote, date, sign
detach and mail your
proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.
PLEASE VOTE, SIGN, DATE, DETACH AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

						FOR	AGAINST	ABSTAIN
1.	To elect three directors to serve for a three-year term to expire at the 2008 Annual Meeting			2.	To approve the Midwest Air Group, Inc. 2005 Equity Incentive Plan.	|_|	|_|	|_|
		Nominees:
[ ]	FOR ALL NOMINEES	( )	Timothy E. Hoeksema	3.	To approve the Midwest Air Group, Inc. 2005	FOR	AGAINST	ABSTAIN
		( )	Ulice Payne, Jr.		Non-Employee Director Stock Plan.	|_|	|_|	|_|
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	( )	David H. Treitel

[ ]	FOR ALL EXCEPT (See instructions below)			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: •

Please check here if you plan to attend the meeting	[ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Signature of		Date		Signature of		Date
Shareholder	_________________________________		_______	Shareholder	_________________________________		_______

Note:	The proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SAVINGS & INVESTMENT PLAN

MIDWEST AIR GROUP, INC.

2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Air Group, Inc. to be held on Wednesday, April 20, 2005 at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m., CDT, and at any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed, FOR the approval of the Midwest Air Group, Inc. 2005 Equity Incentive Plan and FOR the approval of the Midwest Air Group, Inc. 2005 Non-Employee Director Stock Plan.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MIDWEST AIR GROUP, INC.

SAVINGS & INVESTMENT PLAN

April 20, 2005

Please vote, date, sign
detach and mail your
proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.
PLEASE VOTE, SIGN, DATE, DETACH AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

						FOR	AGAINST	ABSTAIN
1.	To elect three directors to serve for a three-year term to expire at the 2008 Annual Meeting			2.	To approve the Midwest Air Group, Inc. 2005 Equity Incentive Plan.	|_|	|_|	|_|
		Nominees:
[ ]	FOR ALL NOMINEES	( )	Timothy E. Hoeksema	3.	To approve the Midwest Air Group, Inc. 2005	FOR	AGAINST	ABSTAIN
		( )	Ulice Payne, Jr.		Non-Employee Director Stock Plan.	|_|	|_|	|_|
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	( )	David H. Treitel

[ ]	FOR ALL EXCEPT (See instructions below)			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: •	As a participant in the Midwest Airlines Savings and Investment Plan (the “Plan”), you have the right to give instructions to the plan trustee, Marshall & Ilsley Trust Company N.A. (the “Trustee”), as to the voting of certain shares of Midwest Air Group, Inc. common stock allocated to your account in the Plan. If you do not provide instructions to the Trustee at least five days prior to the Annual Meeting, then the Trustee will vote the shares allocated to your Plan account pursuant to instructions received by the Trustee from the Plan’s Advisory Committee.

Please check here if you plan to attend the meeting	[ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Signature of		Date		Signature of		Date
Shareholder	_________________________________		_______	Shareholder	_________________________________		_______

Note:	The proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.